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                          CERTIFICATE OF INCORPORATION

                       (incorporated by reference from the
                       registrants' registration statement
                       on Form S-1 (No. 33-24554) and the
                    registrants' Annual Report on Form 10-KSB
                      for fiscal year ended June 30, 1995)